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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K for the fiscal year ended December 31, 1996 into Intelligent Systems Corporation's previously filed Registration Statement on Form S-8 (File No. 33-99432).





                              ARTHUR ANDERSEN LLP



Atlanta, Georgia
March 24, 1997